UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2021 (February 23, 2021)

Revolution Acceleration Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-39768	85-2994421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Rhode Island Avenue, NW 10th floor
Washington, D.C. 20036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 776-1400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	RAACU	The Nasdaq Stock Market LLC
Class A common stock, par value of $0.0001 per share	RAAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 23, 2021, Revolution Acceleration Acquisition Corp, a Delaware corporation (“RAAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among RAAC, Pickup Merger Corp, a Delaware corporation and a direct, wholly-owned subsidiary of RAAC (“Merger Sub”), and Berkshire Grey, Inc., a Delaware corporation (“BG”), which provides for, among other things, the merger of Merger Sub with and into BG, with BG being the surviving corporation of the merger and a direct, wholly owned subsidiary of RAAC as a consequence of the merger (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). The Merger Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of RAAC (the “RAAC Board”) on February 23, 2021 and by the board of directors of BG.

The Merger Agreement

Consideration

Subject to the terms and conditions of the Merger Agreement, the consideration to be paid in respect of each share of common stock, par value $0.001 per share, of BG (“BG Common Stock”) issued and outstanding (other than (i) any such shares held in the treasury of BG and (ii) any shares held by stockholders of BG who have perfected and not withdrawn a demand for appraisal rights) immediately prior to the effective time of the Merger will be a number of shares of newly-issued Class A common stock of RAAC (with each share valued at $10.00), par value $0.0001 per share (“Class A Stock”), equal to (x) $2,250,000,000.00 divided by (y) the number of shares of Aggregate Fully Diluted Company Stock (as defined in the Merger Agreement). Immediately prior to the closing of the Business Combination (the “Closing”), all of the outstanding shares of each series of BG Preferred Stock (as defined below) will be converted into shares of BG Common Stock.

At the Closing, each outstanding option to acquire BG Common Stock and each award of restricted BG Common Stock will be converted into the right to receive an option relating to shares of Class A Stock and an award of restricted shares of Class A Stock, as applicable, upon substantially the same terms and conditions, including with respect to vesting and termination-related provisions, as existed prior to the Closing, except that the number of shares underlying such option and the exercise price and the number of shares subject to restricted stock awards, in each case, shall be determined as set forth in the Merger Agreement.

Representations, Warranties and Covenants

Each of RAAC, Merger Sub and BG have made representations, warranties and covenants that are customary for a transaction of this nature. The representations and warranties contained in the Merger Agreement terminate and are of no further force or effect as of the Closing.

The Merger Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) the parties to conduct their respective businesses in the ordinary course through the Closing, subject to certain exceptions, (b) RAAC and BG to cease discussions regarding alternative transactions, (c) RAAC to prepare with BG’s cooperation and RAAC to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 in connection with the registration under the Securities Act of 1933, as amended, of the shares of Class A Stock issued in the Merger (the “Registration Statement”), (d) RAAC to prepare with BG’s cooperation and RAAC to file with the SEC a proxy statement as part of the Registration Statement soliciting proxies from RAAC’s stockholders to vote in favor of approval of the Merger Agreement, the transactions contemplated thereby and certain other matters in connection with the Business Combination at a stockholders’ meeting called therefor and (e) the parties providing required notice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

Name Change and Governance

In connection with the Closing, RAAC will amend and restate its second amended and restated certificate of incorporation (the “Charter”) and its bylaws (the “Bylaws”) such that RAAC will (i) change its name to “Berkshire Grey, Inc.” and (ii) have a board of directors initially consisting of up to thirteen (13) directors, with one director nominee designated by RAAC and up to twelve (12) director nominees to be mutually agreed by RAAC and BG.

Conditions to Consummation of the Business Combination

The consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions for special purpose acquisition companies, including, among others: (a) approval of the Business Combination by RAAC’s stockholders and BG’s stockholders, (b) the Registration Statement being deemed effective (c) RAAC having at least $5,000,001 of net tangible assets, (d) the expiration or termination of the waiting period under the HSR Act, (e) the approval for listing on The Nasdaq Stock Market LLC of the shares of Class A Stock to be issued in connection with the Merger, and (f) as a condition to BG’s obligations to consummate the Business Combination, RAAC having at least $200,000,000 in available cash, after taking into account payments required to satisfy RAAC’s stockholder redemptions and the net proceeds from the PIPE Investment (as defined below).

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including (a) by mutual written consent of the parties, (b) by either RAAC or BG if a final and nonappealable order has been issued or governmental action that permanently makes consummation of the transactions illegal or otherwise prevents or prohibits the Business Combination, (c) by BG (i) if RAAC’s stockholders do not vote to approve the Business Combination at RAAC’s stockholders’ meeting convened for such purpose, (ii) upon a breach by RAAC or Merger Sub that gives rise to a failure of a closing condition that cannot be cured or has not been cured within 30 days’ notice and RAAC continues to use its reasonable best efforts to cure, or (iii) if the Business Combination is not consummated by August 23, 2021 (the “Outside Date”), unless BG is in material breach of the Merger Agreement, and (d) by RAAC (i) if approval by BG’s stockholders is not obtained within two business days of the Registration Statement being declared effective by the SEC and delivered or otherwise made available to stockholders, (ii) upon a breach by BG that gives rise to a failure of a closing condition that cannot be cured or has not been cured within 30 days’ notice and BG continues its reasonable best efforts to cure, or (iii) if the Business Combination is not consummated by the Outside Date, unless RAAC is in material breach of the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement or any of their respective subsidiaries or affiliates. The representations, warranties and covenants in the Merger Agreement were made only as of the date of the Merger Agreement or, with respect to certain representations, in the event the Closing, as of the date of such closing, or such other date as is specified in the Merger Agreement and are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. RAAC does not believe that these schedules contain information that is material to an investment decision.

The Subscription Agreements, Parent Sponsor Letter Agreement, Stockholders Support Agreement and Amended and Restated Registration Rights Agreement

Subscription Agreements

Concurrently with the execution of the Merger Agreement, RAAC entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors have committed to purchase an aggregate amount of $165,000,000 in shares of Class A Stock at a purchase price of $10.00 per share, substantially concurrent with, and contingent upon, the Closing (the “PIPE Investment”).

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, RAAC is required to, within 30 calendar days following the Closing, file with the SEC a registration statement registering the resale of the securities issued pursuant to the Subscription Agreements. Additionally, RAAC is required to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the filing date thereof and (ii) the 10th business day after the date RAAC is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.

Each Subscription Agreement will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in the Subscription Agreements are not satisfied on or prior to the closing of the PIPE Investment and, as a result thereof, the transactions contemplated by such Subscription Agreement fail to occur; and (d) if the consummation of the Business Combination has not occurred by the Outside Date.

A copy of the form of Subscription Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Subscription Agreements is qualified in its entirety by reference thereto.

Parent Sponsor Letter Agreement

Concurrently with the execution of the Merger Agreement, RAAC and BG entered into an amended and restated letter agreement (the “Parent Sponsor Letter Agreement”) with each of RAAC Management LLC (the “Sponsor”), RAAC’s officers and directors and holders of Class B common stock, par value $0.0001 per share, of RAAC (“Class B Stock”) and Class C common stock, par value $0.0001 per share, of RAAC (“Class C Stock” and, together with the Class B Stock and Class C Stock, “Common Stock”), which amends and restates the prior letter agreement between the parties, dated December 7, 2020. Pursuant to the Parent Sponsor Letter Agreement, the parties thereto have agreed to modify the lock-up on any shares of Class B Stock held by such parties so that such shares may not be transferred, except to certain permitted transferees, until the earlier of 180 days after the Closing and subsequent to the Closing, the date on which RAAC completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of its public stockholders having the right to exchange their shares of RAAC common stock for cash, securities or other property and the lock-up on any other shares of Common Stock held by such parties until the six months after the Closing. In addition, the Parent Sponsor Letter Agreement provides that, among other things, the parties thereto shall vote all of their Common Stock in favor of the Business Combination and certain other matters and, upon the terms and subject to the conditions set forth in the Parent Sponsor Letter Agreement, not redeem or tender any of their Common Stock in connection with any such vote or in connection with any vote to amend the Charter.

A copy of the Parent Sponsor Letter Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Parent Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Stockholder Support Agreement

Concurrently with the execution of the Merger Agreement, RAAC entered into a stockholders support agreement (the “Stockholder Support Agreement”), with BG and certain holders of BG securities. Under the Stockholder Support Agreement, the holders of BG securities party thereto agreed to (i) vote all shares of outstanding capital stock with voting rights of BG held by such parties in favor of the Business Combination and (ii) approve the conversion of all shares of BG Preferred Stock into shares of BG Common Stock immediately prior to Closing.

A copy of the Stockholders Support Agreement is filed with this Current Report as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Stockholders Support Agreement is qualified in its entirety by reference thereto.

Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, RAAC will enter into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), with the Sponsor and certain other investors party thereto (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), including certain current holders of BG securities (the “BG RRA Parties”), pursuant to which the RRA Parties will be entitled to registration rights in respect of certain shares of Class A Stock and certain other equity securities of RAAC that are held by the RRA Parties from time to time.

The A&R Registration Rights Agreement provides that RAAC will, within 30 calendar days following the Closing, file with the SEC a registration statement registering the resale of certain shares of Class A Stock and certain other equity securities of RAAC held by the RRA Parties. Additionally, RAAC is required to use its reasonable best efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the filing date thereof and (ii) the 10th business day after the date RAAC is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.

Each of the RRA Parties and their respective permitted transferees will be entitled to certain demand registration rights in connection with an underwritten shelf takedown offering, in each case subject to certain offering thresholds, issuer suspension periods and certain other conditions. In addition, the RRA Parties have certain “piggy-back” registration rights, subject to customary underwriter cutbacks, issuer suspension periods and certain other conditions. The A&R Registration Rights Agreement includes customary indemnification provisions. RAAC will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the A&R Registration Rights Agreement, including the fees of legal counsel selected by the majority-in-interest of RRA Parties initiating a demand registration right. The A&R Registration Rights Agreement also provides for a lock-up on registrable securities held by the BG RRA Parties so that such BG RRA Parties may not transfer such shares, except to certain permitted transferees, for 180 days following the Closing.

A copy of the form of A&R Registration Rights Agreement is filed with this Current Report as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report with respect to the PIPE Investment is incorporated by reference into this Item 3.02. The shares of Class A Stock to be issued in the PIPE Investment will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On February 24, 2021, RAAC and BG issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, for use by RAAC with respect to the Business Combination.

Attached as Exhibit 99.3 and incorporated by reference herein is a recorded investor call transcript, for use by RAAC on February 24, 2021 with respect to the Business Combination.

Attached as Exhibit 99.4 and incorporated by reference herein is a summary investment thesis, for use by RAAC with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, is being furnished pursuant to Item 7.01 and not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions between BG and RAAC. Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between BG and RAAC, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of RAAC’s and BG’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of RAAC and BG. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of RAAC’s securities, (ii) the risk that the proposed transaction may not be completed by RAAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by RAAC, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of RAAC, the satisfaction of the minimum trust account amount following redemptions by RAAC’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE Investment in connection with the proposed transaction, (v) the lack of a third party valuation in determining whether or not to pursue the proposed transactions, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the amount of redemption requests made by RAAC’s public stockholders, (viii) the effect of the announcement or pendency of the proposed transaction on BG’s business relationships, operating results and business generally, (ix) risks that the proposed transaction disrupts current plans and operations of BG and potential difficulties in BG customer and employee retention as a result of the proposed transaction, (x) risks relating to the uncertainty of the projected financial information with respect to BG, (xi) risks relating to increasing expenses of BG in the future and BG’s ability to generate revenues from a limited number of customers, (xii) risks related to BG generating the majority of its revenues from a limited number of products and customers, (xiii) the passing of new laws and regulations governing the robotics and artificial intelligence industries that potentially restrict BG’s business or increase its costs, (xiv) potential litigation relating to the proposed transaction that could be instituted against BG, RAAC or their respective directors and officers, including the effects of any outcomes related thereto, (xv) the ability to maintain the listing of RAAC’s securities on The Nasdaq Stock Market LLC, either before or after the consummation of the Business Combination (xvi) the price of RAAC’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which RAAC plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting RAAC’s business and changes in the combined capital structure, (xvii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xviii) unexpected costs, charges or expenses resulting from the proposed transaction, (xix) risks of downturns and a changing regulatory landscape and (xx) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of RAAC’s registration statement on Form S-1 (File No. 333-250850) (the “Form S-1”), the registration statement on Form S-4 discussed below (when it becomes available) and other documents filed by RAAC from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither RAAC nor BG presently know or that RAAC and BG currently believe are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RAAC’s and BG’s expectations, plans or forecasts of future events and views as of the date of this document. RAAC and BG anticipate that subsequent events and developments will cause RAAC’s and BG’s assessments to change. While RAAC and BG may elect to update these forward-looking statements at some point in the future, RAAC and BG specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing RAAC’s and BG’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither RAAC nor BG gives any assurance that either RAAC or BG, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

Additional Information and Where To Find It

This Current Report relates to the proposed Business Combination between RAAC and BG. RAAC intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary proxy statement to be distributed to holders of RAAC’s common stock in connection with RAAC’s solicitation of proxies for the vote by RAAC’s stockholders with respect to the Business Combination. After the registration statement has been filed and declared effective, RAAC will mail a definitive proxy statement / prospectus to its stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination set forth in the registration statement. RAAC may also file other documents with the SEC regarding the proposed transaction. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT / PROSPECTUS, WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND THE DEFINITIVE VERSIONS THEREOF (WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The documents filed by RAAC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by RAAC, including the preliminary proxy statement / prospectus, when available, may be obtained free of charge upon written request to RAAC at 1717 Rhode Island Ave NW, Suite 1000, Washington, DC 20036, Attn: Investor Relations.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of RAAC, BG or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Participants in the Solicitation

RAAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of RAAC in connection with the proposed transaction under the rules of the SEC. RAAC’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of RAAC in RAAC’s Form S-1 as well as its other filings with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of RAAC’s stockholders in connection with the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the preliminary proxy statement / prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed Business Combination (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by RAAC will also be available free of charge from RAAC using the contact information above.

Item 9.01 Financial Statements and Exhibits.

(d)	List of Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 23, 2021, by and among Revolution Acceleration Acquisition Corp, Pickup Merger Corp and Berkshire Grey, Inc.
10.1	Form of Subscription Agreement
10.2	Amended and Restated Letter Agreement, dated as of February 23, 2021, by and between Revolution Acceleration Acquisition Corp and each of RAAC Management LLC and the other parties thereto
10.3*	Stockholder Support Agreement, dated as of February 23, 2021, by and among Revolution Acceleration Acquisition Corp, Berkshire Grey, Inc. and the other parties thereto
10.4*	Form of Amended and Restated Registration Rights Agreement
99.1	Joint Press Release, dated as of February 24, 2021
99.2	Investor Presentation of Revolution Acceleration Acquisition Corp and Berkshire Grey, Inc.
99.3	Recorded Investor Call Transcript, dated as of February 24, 2021.
99.4	Summary Investment Thesis

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Revolution Acceleration Acquisition Corp

Date: February 24, 2021	By:	/s/ John K. Delaney
		Name:	John K. Delaney
		Title:	Chief Executive Officer